WRL Freedom Premier	WRL Freedom ConquerorSM
WRL Freedom Wealth Creator

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

WRL SERIES ANNUITY ACCOUNT

Supplement dated October 4, 2024

to the

Prospectus dated May 1, 2024

Effective on or about November 1, 2024, based on changes to the underlying portfolios, the Portfolio Company Appendix is revised to reflect the following change:

Current Portfolio Name	New Portfolio Name
Transamerica TS&W Mid Cap Value Opportunities VP*	Transamerica TSW Mid Cap Value Opportunities VP

* Effective December 12, 2005, this portfolio was closed to new investments.

There is no change to the portfolio’s investment objective or investment advisor.

This Supplement updates certain information in the above referenced Prospectus(the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.